SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

TOTAL RETURN CALCULATION (STANDARDIZED)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; the "10-year rate" is for the period January 1, 1988 through December 31, 1997. "Since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:

              Formula
                    P(1 + T) (n) = ERV

                    P        =      a hypothetical initial payment of $1,000
                    T        =      average annual total return
                    n        =      number of years
                    ERV             = ending redeemable value at the end of 1,
                                    5, or 10 year periods (or a fractional
                                    portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The total returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, maintenance fees, administrative charges (if applicable) and deferred sales charges).

TOTAL RETURN CALCULATION (NON-STANDARDIZED)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1997 through December 31, 1997; the "3-year rate" is for the period January 1, 1995 through December 31, 1997; the "5-year rate" is for the period January 1, 1993 through December 31, 1997; and the "10-year rate" is for the period January 1, 1988 through December 31, 1997.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations), and the "since inception" figures assume the redemption on December 31, 1997 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

-----------------------------------------------------------------------------------------------------------------
                               Maintenance                                  One Year     One Year       One Year
            Fund Name             Fee        As of Date     As of AUV       as of Date   as of AUV       w/ DSC
-----------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.           30          12/31/97      24.699589       12/31/96      20.419229      14.88%
-----------------------------------------------------------------------------------------------------------------
Aetna Bond VP                     30          12/31/97       51.32967       12/31/96      47.991699       1.57%
-----------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP        30          12/31/97     217.358795       12/31/96     169.447517      21.82%
-----------------------------------------------------------------------------------------------------------------
Aetna Money Market VP             30          12/31/97      41.174241       12/31/96      39.527962      (1.08%)
-----------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research
  Growth Portfolio                30          12/31/97      11.959967       11/28/97
-----------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth             30          12/31/97      11.959967       12/31/96      12.479677      (8.99%)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                             Five Year    Five Year    Five Year     Ten Year     Ten Year     Ten Year   Inception
            Fund Name        as of Date   as of AUV      w/ DSC     as of Date    as of AUV     w/ DSC       Date
--------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.      12/31/92      13.393398     12.07%      04/03/89                             04/03/89
--------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                12/31/92      39.075362      4.71%      12/31/87     24.070074      7.83%
--------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP   12/31/92      102.40082     15.26%      12/31/87     52.843336     15.15%
--------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP        12/31/92       34.63496      2.64%      12/31/87     26.164159      4.60%
--------------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                  11/28/97                                11/28/97                             11/28/97
--------------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth        12/31/92       9.592516      3.62%      08/31/92                             08/31/92
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Separate
                               Inception   Inception   Account   Free    One Year   Three Year   Five Year    Ten Year    Inception
            Fund Name             AUV        w/ DSC     Charge    Out      DSC         DSC          DSC         DSC         DSC
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.         9.818684    10.70%       125       0      5.00%       5.00%        4.00%       0.00%       3.00%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                                            125       0      5.00%       5.00%        4.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP                               125       0      5.00%       5.00%        4.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP                                    125       0      5.00%       5.00%        4.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                    12.195428    (6.87%)      125       0      5.00%       5.00%        4.00%       0.00%       5.00%
------------------------------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth           8.733589     5.23%       125       0      5.00%       5.00%        4.00%       0.00%       4.00%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                               Maintenance                                One Year
           Fund Name               Fee        As of Date     As of AUV    as of Date
-------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.             30        12/31/97        24.699589   12/31/96
-------------------------------------------------------------------------------------
Aetna Bond VP                       30        12/31/97         51.32967   12/31/96
-------------------------------------------------------------------------------------
Aetna Growth and Income VP          30        12/31/97       217.358795   12/31/96
-------------------------------------------------------------------------------------
Aetna Money Market VP               30        12/31/97        41.174241   12/31/96
-------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                         30        12/31/97        11.959967   11/28/97
-------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth               30        12/31/97        11.959967   12/31/96
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                              One Year    One Year     Three Year     Three Year     Three Year     Five Year
           Fund Name          as of AUV   w/out DSC    as of Date     as of AUV      w/out DSC      as of Date
---------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.       20.419229     20.93%     12/30/94        14.287062       19.98%       12/31/92
---------------------------------------------------------------------------------------------------------------
Aetna Bond VP                 47.991699      6.92%     12/30/94        40.171332        8.48%       12/31/92
---------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP   169.447517     28.24%     12/30/94       105.545229       27.19%       12/31/92
---------------------------------------------------------------------------------------------------------------
Aetna Money Market VP         39.527962      4.13%     12/30/94        36.270126        4.28%       12/31/92
---------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                                            11/28/97                                     11/28/97
---------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth         12.479677     (4.20%)    12/30/94        10.200433        5.41%       12/31/92
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                              Five Year    Five Year    Ten Year     Ten Year     Ten Year     Inception    Inception
         Fund Name            as of AUV    w/out DSC    as of Date   as of AUV     w/out DSC      Date         AUV
----------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.        13.393398     12.98%     04/03/89                               04/03/89      9.818684
----------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                  39.075362      5.57%     12/31/87     24.070074       7.83%
----------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP     102.40082     16.21%     12/31/87     52.843336      15.15%
----------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP           34.63496      3.48%     12/31/87     26.164159       4.60%
----------------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                                             11/28/97                               11/28/97     12.196263
----------------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth           9.592516      4.47%     12/31/87      5.870591       7.34%
----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                                  Separate
                                   Inception      Account
          Fund Name                w/out DSC       Charge      Free Out
------------------------------------------------------------------------
Aetna Balanced VP, Inc.             11.09%           125          0
------------------------------------------------------------------------
Aetna Bond VP                                        125          0
------------------------------------------------------------------------
Aetna Growth and Income VP                           125          0
------------------------------------------------------------------------
Aetna Money Market VP                                125          0
------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                         (1.97%)          125          0
------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth                                125          0
------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                              Maintenance                                  One Year       One Year
                Fund Name         Fee         As of Date    As of AUV      as of Date     as of AUV
-----------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.           30          12/31/97       24.826106      12/31/96       20.511471
-----------------------------------------------------------------------------------------------------
Aetna Bond VP                     30          12/31/97        51.93032      12/31/96       48.524067
-----------------------------------------------------------------------------------------------------
Aetna Growth and Income VP        30          12/31/97      285.511435      12/31/96      222.443773
-----------------------------------------------------------------------------------------------------
Aetna Money Market VP             30          12/31/97       41.763258      12/31/96       40.06929
-----------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                       30          12/31/97        9.04087       11/28/97
-----------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth             30          12/31/97        9.04087       12/31/96        9.428054
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                One Year   Five Year     Five Year      Five Year    Ten Year       Ten Year
              Fund Name         w/ DSC     as of Date    as of AUV       w/ DSC      as of Date     as of AUV
--------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.         14.95%     12/31/92       13.421648      12.13%      04/03/89
--------------------------------------------------------------------------------------------------------------
Aetna Bond VP                    1.63%     12/31/92       39.413941       4.77%      12/31/87       24.206146
--------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP      21.90%     12/31/92      134.105408      15.33%      12/31/87       68.998187
--------------------------------------------------------------------------------------------------------------
Aetna Money Market VP           (1.02%)    12/31/92       35.024932       2.70%      12/31/87       26.379489
--------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                                11/28/97                                  11/28/97
--------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth           (8.94%)    12/31/92        7.229512       3.68%      08/31/92
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                      Separate
                              Ten Year   Inception      Inception      Inception      Account
              Fund Name       w/ DSC        Date           AUV           w/ DSC        Charge     Free Out
-----------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                   04/03/89      9.817363       10.77%           119          0
-----------------------------------------------------------------------------------------------------------
Aetna Bond VP                  7.89%                                                    119          0
-----------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP    15.22%                                                    119          0
-----------------------------------------------------------------------------------------------------------
Aetna Money Market VP          4.66%                                                    119          0
-----------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                               11/28/97      9.218361       (6.87%)          119          0
-----------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth                     08/31/92      6.580875        5.29%           119          0
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                               One Year   Three Year   Five Year    Ten Year  Inception
              Fund Name           DSC         DSC         DSC         DSC        DSC
----------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.          5.00%       5.00%       4.00%       0.00%      3.00%
----------------------------------------------------------------------------------------
Aetna Bond VP                    5.00%       5.00%       4.00%       0.00%
----------------------------------------------------------------------------------------
Aetna Growth and Income VP       5.00%       5.00%       4.00%       0.00%
----------------------------------------------------------------------------------------
Aetna Money Market VP            5.00%       5.00%       4.00%       0.00%
----------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                      5.00%       5.00%       4.00%       0.00%      5.00%
----------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth           5.00%       5.00%       4.00%       0.00%      4.00%
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                Maintenance                              One Year       One Year     One Year
             Fund Name             Fee         As of Date    As of AUV   as of Date     as of AUV     w/out DSC
----------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.             30         12/31/97       24.826106   12/31/96       20.511471    21.00%
----------------------------------------------------------------------------------------------------------------
Aetna Bond VP                       30         12/31/97       51.93032    12/31/96       48.524067     6.98%
----------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP          30         12/31/97      285.511435   12/31/96      222.443773    28.31%
----------------------------------------------------------------------------------------------------------------
Aetna Money Market VP               30         12/31/97       41.763258   12/31/96       40.06929      4.19%
----------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                         30         12/31/97        9.04087    11/28/97
----------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth               30         12/31/97        9.04087    12/31/96        9.428054    (4.15%)
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               Three Year     Three Year     Three Year     Five Year      Five Year       Five Year    Ten Year
             Fund Name         as of Date     as of AUV       w/out DSC     as of Date     as of AUV       w/out DSC    as of Date
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.        12/30/94        14.334397        20.05%       12/31/92       13.421648        13.05%      04/03/89
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                  12/30/94        40.568146         8.54%       12/31/92       39.413941         5.63%      12/31/87
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP     12/30/94       138.389584        27.27%       12/31/92      134.105408        16.28%      12/31/87
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP          12/30/94        36.722597         4.34%       12/31/92       35.024932         3.54%      12/31/87
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                    11/28/97                                      11/28/97                                    11/28/97
-----------------------------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth          12/30/94         7.696923         5.47%       12/31/92        7.229512         4.54%      12/31/87
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                  Separate
                              Ten Year       Ten Year     Inception    Inception    Inception      Account       Free
             Fund Name        as of AUV      w/out DSC       Date          AUV       w/out DSC     Charge        Out
----------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                    04/03/89     9.817363       11.15%        119          0
----------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                 24.206146        7.89%                                                 119          0
----------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP    68.998187       15.22%                                                 119          0
----------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP         26.379489        4.66%                                                 119          0
----------------------------------------------------------------------------------------------------------------------
Portfolio Partners
  MFS Research Growth
  Portfolio                                                11/28/97     9.218962       (1.97%)       119          0
----------------------------------------------------------------------------------------------------------------------
American Century
  VP Capital Appreciation/
  Portfolio Partners-
  MFS Research Growth          4.41121         7.40%                                                 119          0
----------------------------------------------------------------------------------------------------------------------